FOURTH AMENDMENT TO LOAN AND
                               SECURITY AGREEMENT

         This FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of September 1, 1999, by and among THE INTERCEPT GROUP, INC., a Georgia Corporation ("InterCept"), INTERCEPT SWITCH, INC., a Georgia Corporation ("ISI"), PROVESA, INC., a Georgia corporation ("ProVesa"), PROVESA SERVICES, INC., a Georgia Corporation ("PSI"), LEV ACQUISITION CORP.,a Georgia corporation ("LEV"), DIRECT ACCESS INTERACTIVE, INC., a Georgia corporation ("DAI"), SBS DATA SERVICES, INC., an Alabama corporation ("SBS Data") (InterCept, ISI, ProVesa, PSI, LEV, DAI and SBS Data is each sometimes individually referred to herein as a "Borrower" and collectively as the "Borrowers"), and FIRST UNION NATIONAL BANK, a national banking association ("Bank").

                                  WITNESSETH:
                                  -----------
         WHEREAS, Borrowers and Bank are party to that certain Loan and Security Agreement, dated as of April 28, 1998 (as the same has been amended from time to time, "Agreemeent");

         WHEREAS, Borrowers and Bank desire to amend the Loan Agreement as set forth herein;

         WHEREAS, Bank hereby acknowledges and agrees that immediately following the execution hereof and on the same date hereof, DAI will be released from its obligations under the Agreement pursuant to the terms and conditions of that certain Assignment of Rights Agreement, dated of even date herewith, among, InterCept, DAI and Bank;

         NOW, THEREFORE, for and in consideration of the premises and mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto, intending to be and being legally bound hereby, agree as follows:

         1. Capitalized terms, as used herein, shall have the meaning set forth in the Agreement, unless the context otherwise requires.

         2. Section 8.07 of Article VIII of the Agreement is hereby amended by deleting therefrom the reference to the number "$5,000,000" and inserting in lieu thereof the number "$7,500,000."

         3. From and after the date hereof, the Agreement shall be deemed to mean the Agreement, as amended.

         4. Each Borrower hereby reaffirms each of the agreements, covenants, and undertakings set forth in the Agreement, and each and every other agreement, instrument and document executed in connection therewith or pursuant thereto as if each Borrower were making said agreements, covenants and undertakings on the date hereof.

         5. This Amendment represents a modification only and is not, and should not be construed as, a novation.

         6. Except as hereinabove set forth, the Agreement shall remain otherwise unmodified and in full force and effect, and all other documents, instruments and agreements executed in connection therewith or pursuant thereto shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under hand and seal as of the date first above written.

                                          BORROWERS:
Attest:                                   THE INTERCEPT GROUP, INC.

                                          By: /s/ Scott R. Meyerhoff
----------------------                       -----------------------------------
           Secretary                      Title: CFO
                                                --------------------------------
         [CORPORATE SEAL]


Attest:                                   INTERCEPT SWITCH, INC.


                                          By: /s/ Scott R. Meyerhoff
----------------------                       -----------------------------------
           Secretary                      Title: CFO
                                                --------------------------------
         [CORPORATE SEAL]




Attest:                                   PROVESA, INC.

                                          By: /s/ Scott R. Meyerhoff
----------------------                       -----------------------------------
           Secretary                      Title: CFO
                                                --------------------------------
         [CORPORATE SEAL]


Attest:                                   PROVESA SERVICES, INC.


                                          By: /s/ Scott R. Meyerhoff
----------------------                       -----------------------------------
           Secretary                      Title: CFO
                                                --------------------------------
         [CORPORATE SEAL]


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

Attest:                                   LEV ACQUISITION CORP.


                                          By: /s/ Scott R. Meyerhoff
----------------------                       -----------------------------------
           Secretary                      Title: CFO
                                                --------------------------------
         [CORPORATE SEAL]



Attest:                                   DIRECT ACCESS INTERACTIVE, INC.


                                          By: /s/ Scott R. Meyerhoff
----------------------                       -----------------------------------
           Secretary                      Title: CFO
                                                --------------------------------
         [CORPORATE SEAL]






Attest:                                   SBS DATA SERVICES, INC.


                                          By: /s/ Scott R. Meyerhoff
----------------------                       -----------------------------------
           Secretary                      Title: CFO
                                                --------------------------------
         [CORPORATE SEAL]


                                          BANK:

                                          FIRST UNION NATIONAL BANK


                                          By: /s/ Chad A. Brown
                                             -----------------------------------
                                          Title:  Bank Officer
                                                --------------------------------


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